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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the use of our report dated November 3, 1995, except as to
Note 1, which is as of September 25, 1997, with respect to the restated consolidated financial statements of National-Oilwell, Inc. included in this Current Report on Form 8-K of National-Oilwell, Inc.


                                                        COOPERS & LYBRAND
                                                        Chartered Accountants


Edmonton, Alberta
November 7, 1997